MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED

COMBINED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 2007 AND 2006

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PROMOTIONS LIMITED
COMBINED BALANCE SHEET
SEPTEBMER 30, 2007 AND 2006 (UNAUDITED)

	2007	2006
Current assets:
Cash	$206,836	$-
Accounts receivable, net	152,446	610,769
Unbilled receivables	635,985	225,585
Prepaid taxes	185,791	-

Total current assets	1,181,058	836,354

Property and equipment, net	19,834	11,676

	$1,200,892	$848,030

LIABILITIES AND STOCKHOLDERS' DEFICIT
	2007	2006
Current liabilities:
Accounts payable and accrued expenses	$231,093	$641,172
Taxes payable	-	40,316
Director's loan account	-	120,120
Third party loan	123,392	-

Total current liabilities	354,485	801,608

Due to parent - BEI	-	330,142
Due to parent - ProElite, Inc.	3,580,244	-

Stockholders' deficit:
Capital stock, $1.96 par value, 2000 shares
authorized, issued and outstanding	3,914	3,914
Accumulated other comprehensive loss	(112,125)	(36,554)
Accumulated deficit	(2,625,626)	(251,080)

Total stockholders' deficit	(2,733,837)	(283,720)

	$1,200,892	$848,030

See accompanying notes to financial statements

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PROMOTIONS LIMITED
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEBMER 30, 2007 AND 2006 (UNAUDITED)

	2007	2006

Revenue	$1,030,889	$1,401,932

Cost of revenue	2,380,034	1,770,470

Gross (loss)	(1,349,145)	(368,538)

Selling, general and administrative expenses	449,140	230,974

Operating (loss)	(1,798,285)	(599,512)

Other income/(expenses):
Gain on sale of asset	-	947,350
Interest income	622	371

Total other income/(expenses)	622	947,721

Net (loss)/income	($1,797,663)	$348,209

See accompanying notes to financial statements

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PROMOTIONS LIMITED
STATEMENT OF STOCKHOLDERS’ DEFICIT
FOR THE NINE MONTHS ENDED SEPTEBMER 30, 2007 AND 2006 (UNAUDITED)

			Accumulated
			Other
	Common	Accumulated	Comprehensive
	Stock	Deficit	Loss	Total
Balance, January 1, 2007	$3,914	($827,963)	($57,494)	($881,543)

Comprehensive income:
Net loss		(1,797,663)		(1,797,663)

Current year changes in currency translation adjustment			(54,631)	(54,631)
Total comprehensive income				(1,852,294)

Balance September 30, 2007	3,914	(2,625,626)	(112,125)	(2,733,837)

Balance, January 1, 2006	3,914	(599,289)	34,784	(560,591)

Comprehensive income:
Net income		348,209		348,209

Current year changes in currency translation adjustment			(71,338)	(71,338)
Total comprehensive income				276,871

Balance, September 30, 2006	$3,914	($251,080)	($36,554)	($283,720)

See accompanying notes to financial statements

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PROMOTIONS LIMITED
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEBMER 30, 2007 AND 2006 (UNAUDITED)

	2007	2006
Cash flows from operating activities:
Net income (loss)	($1,797,663)	$348,209
Adjustments to reconcile net income (loss) to net
cash provided by (used for) operating activities
Depreciation expense	8,097	6,818
Allowance for bad debt	845	147,312
Due to affiliate - ProElite, Inc.	169,744	-
Due to affiliate - BEI	-	9,747
(Increase) decrease in:
Accounts receivable	(150,951)	(641,305)
Unbilled receivables	(318,080)	(225,585)
Prepaid taxes	(119,177)	25,062
Increase (decrease) in:
Accounts payable	(6,308)	608,764
Taxes payable	(45,545)	33,872
Net cash provided by (used for) operating activities	(2,259,038)	312,894

Cash flow from investing activities:
Purchase of property and equipment	(17,963)	-

Net cash (used for) investing activities	(17,963)	-

Cash flows from financing activities:
Proceeds from affiliate loan	3,895,287	-
Repayment of affiliate loan	(516,465)	-
Repayment of third party loan	(729,228)	(244,847)

Net cash provided by financing activities	2,649,594	(244,847)

Effect of exchange rate changes on cash	(184,501)	(68,423)

Net increase (decrease) in cash	188,092	(376)

Cash - beginning of year	18,744	376

Cash - end of year	$206,836	$-

See accompanying notes to financial statements

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITDED)
September 30, 2007 AND 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Mixed Martial Arts Promotions Limited and Mixed Martial Arts Productions Limited(together the Company), is presented to assist in understanding the Company’s financial statements. The financial statements and notes are the representation of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of financial statements.

A.   Description of Business

On September 12, 2007, ProElite, Inc. purchased the shares of the Company from Belgravia Entertainment International Limited, a company controlled by Mr. J. Faraday. ProElite, Inc. was formed in August 2006 and is a registered public company formed in the United States, reporting under the rules and regulations of the Securities and Exchange Commission.

Mixed Martial Arts Promotions Limited and Mixed Martial Arts Productions Limited are wholly owned subsidiaries of ProElite, Inc. and operate mainly in the United Kingdom. The company is in the business of promoting regulated fighting events that incorporate mixed martial arts skills under the banner of ‘Cage Rage’.

B.   Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles, in the United States of America.

C.   Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITDED)
September 30, 2007 AND 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

D.        Financial Instruments and Concentration of Credit Risk

Financial instruments, which potentially subject the Company to a concentration of credit risk, consist of cash and cash equivalents, accounts receivable and payables.

The Company maintains allowances for potential credit losses and such losses have been within management’s expectations.

E.   Fair Values of Financial Instruments

Fair values of cash and cash equivalents, receivables and accounts payable are estimated to approximate carrying values due to the short maturities of these financial instruments.

F.  Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

G.   Revenue Recognition

The Company earns revenue primarily from ticket sales and sponsorships at live events. The Company also earns incidental revenue from merchandise sales. Ticket sales are managed by third parties, ticket agencies and live event venues. Revenue from ticket sales is recognized at the time of the event when the venue provides attendance reporting to the company. Revenue from merchandise sales is recognized at the point of sale. Revenue from sponsorship agreements is recognized in accordance with contract terms, which are generally at the time events occur. Any revenue earned in the current period, but not invoiced is recorded as Unbilled Receivables. It is subsequently reversed in the period in which it is invoiced. Unbilled Receivables amounted to $635,985 and $225,585 as of September 30, 2007 and 2006, respectively.

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITDED)
September 30, 2007 AND 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

H.         Costs of Revenue

Costs related to live events are recognized when the event occurs. Event costs incurred prior to an event are prepaid and then expensed at the time of the event. Costs primarily include: TV and internet production, fighter purse, arena, travel and transportation, advertising, officiating and the set design.

I.         Property and Equipment - Net

Property and equipment are recorded at cost. Significant improvements are capitalized. Expenditures for maintenance, repairs and minor renewals are charged to operations as incurred. The straight-line method of depreciation is used for financial reporting purposes and accelerated methods are used for tax reporting purposes as allowed by law.

J.   Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes” (“SFAS 109”). SFAS 109 requires an asset and liability approach for financial accounting and reporting for income taxes. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Valuation allowances are established where management determines that it is more likely than not that some portion or all of a deferred tax asset will not be realized.

2.         CONCENTRATION OF CREDIT RISK

During the period ending September 30, 2007, the Company’s revenues generated in the United Kingdom were 90% of total revenues and 10% in the European Union.

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITDED)
September 30, 2007 AND 2006

3.	ACCOUNTS RECEIVABLE AND CREDIT POLICIES

Accounts receivable relate principally to amounts due from television networks for pay-per-view presentations and from live event venues for ticket sales. Amounts due for pay-per-view programming are based primarily upon estimated sales of pay-per-view presentations and are adjusted to actual after intermediary pay-per-view distributors have completed their billing cycles. If actual sales differ significantly from the estimated sales, the Company records an adjustment to sales.

The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. This estimate is based upon historical collection experience, the length of time receivables are outstanding and the financial condition of individual customers.

As of September 30, 2007 and 2006, accounts receivable consisted of the following:

	2007	2006

Accounts receivable	$152,446	$764,511
Allowance for doubtful accounts	0	(153,742)

Total	$152,446	$610,769

4.         PROPERTY AND EQUIPMENT - NET

Property and equipment consisted of the following:

	Useful
	Life	2007	2006

Equipment and machinery	4 yrs	$40,380	$37,364
Furniture and fixtures	4 yrs	17,962	0

Subtotal		58,342	37,364
Less: accumulated depreciation		38,508	25,688

Total		$19,834	$11,676

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITDED)
September 30, 2007 AND 2006

5.	INCOME TAXES

Taxes are provided based on the statutory rates used in the countries where the Company operates. There are no current provisions for income taxes due to the loss in the current period.

6.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following as of September 30, 2007 and 2006,

Accounts payable	$96,708	$144,266
Accrued event costs	79,507	289,571
Accrued salaries	35,774	0
Accrued payroll taxes	19,104	0
Due to bank	0	207,335

Total	$231,093	$641,172

7.	THIRD PARTY LOAN

The amounts outstanding at September 30, 2007 represent monies due to the former shareholder of the Company, Belgravia Entertainment International Limited. It is the Company’s intention to pay these obligations within the next twelve months.

8.	DUE TO PARENT

As reflected in Note 1a, the Company was acquired by ProElite, Inc. (Parent) on September 12, 2007. As part of the acquisition, ProElite infused $3,926,966 in funds into the Company which is reflected in the balance sheet caption, Due to Parent - ProElite, Inc. In addition, the company made payments totaling $346,722 on behalf of ProElite, Inc. These payments are also reflected in the Due to Parent - ProElite, Inc. balance. The amount in Due to Parent - BEI, represents the monies owed to the former Parent of the company as of September 30, 2006. At September 30, 2007 and 2006, the outstanding intercompany balance amounted to $3,580,244 and $330,142, respectively.

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITDED)
September 30, 2007 AND 2006

9.	CONTINGENCIES - GOING CONCERN

As reflected in the accompanying financial statements, the Company has incurred accumulated losses totaling $2,625,626 and $251,080 as of September 30, 2007 and 2006, respectively. This creates an uncertainty about the Company’s ability to continue as a going concern. Management believes, however, that the Company’s parent company and principal creditor will continue to provide financial support to the Company for the foreseeable future, allowing it to meet its working capital requirements and to continue in existence.

10.	CONTINGENT LIABILITIES

On March 22, 2007, Zuffa LLC filed a complaint against the company in which it has alleged causes of action for copyright infringement and unfair competition, and seeks injunctive relief, compensatory damages or statute damages, and litigation expenses. It is believed by the Company’s attorneys that there is a strong case which is likely to succeed, however, the outcome is not certain. The expected legal costs in relation to this suit are $302,850 to $403,800, however, if the case is won, the majority of these costs are expected to be recovered.

11.	SALE OF INTELLECTUAL PROPERTY

On August 15, 2006, the Company sold its brand name “Cage Rage” and “Cage Rage Championships” property rights to its parent company Belgravia Entertainment International Limited for an amount totaling $947,350. The sales price was recorded as Gain on Sale of Asset in the Statement of Operations and a portion was used to reduce its’ loan balance with BEI.

12.	COMMITMENTS

The Company entered into a contract with a live events venue. As of September 30, 2007, the contract calls for the Company to promote one future event and pay a venue rental fee of approximately $104,000 (2006: $100,000). The rental fee is payable at the time an event occurs. Currently, the Company expects to promote this event and incur the venue rental fee in 2007.

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED

COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED
DECEMBER 31, 2006 AND 2005

Independent Auditor’s Report

To the Board of Directors and Stockholders of
Mixed Martial Arts Promotions Ltd.
Mixed Martial Arts Productions Ltd.

We have audited the accompanying combined balance sheets of Mixed Martial Arts Promotions Ltd. (a United Kingdom company, registration number 5098337) and Mixed Martial Arts Productions Ltd. (a United Kingdom company, registration number 5097799) (together the “Company”) as of December 31, 2006 and 2005, and the related statements of operations and stockholders’ deficit, and cash flows for the years then ended.

Respective responsibilities of the directors and auditors
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

Basis of opinion
We conducted our audits in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of matter
In forming our opinion, we have considered whether the Company has the ability to continue as a going concern. This is because, at the balance sheet date, the Company has incurred accumulated losses totaling $802,113. Details relating to this emphasis of matter are described in note 10 to the financial statements. Our opinion is not qualified in this respect, as the Company’s parent company and principal creditor is to provide continued financial support to the Company for the foreseeable future in order that it is able to meet its working capital requirements.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Shelley Stock Hutter
Shelley Stock Hutter
Chartered Accountants
Registered Auditor
London

November 21, 2007

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PROMOTIONS LIMITED
COMBINED BALANCE SHEET
DECEMBER 31, 2006 AND 2005

ASSETS
	2006	2005
Current assets:
Cash	$18,745	$376
Accounts receivable, net	-	121,020
Unbilled receivables	366,101	-
Prepaid expenses	-	25,062

Total current assets	384,846	146,458

Property and equipment, net	9,785	17,166

	$394,631	$163,624

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable and accrued expenses	$230,206	$32,408
Taxes payable	44,834	6,444
Director's loan account	174,756	110,373

Total current liabilities	449,796	149,225

Due to parent - BEI	826,378	574,989

Stockholders' deficit:
Capital stock, $1.96 par value, 2000 shares
authorized, issued and outstanding	3,914	3,914
Accumulated other comprehensive loss	(83,344)	34,785
Accumulated deficit	(802,113)	(599,289)

Total stockholders' deficit	(881,543)	(560,590)

	$394,631	$163,624

See notes to the financial statements

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PROMOTIONS LIMITED
COMBINED STATEMENT OF OPERATIONS
FOR THE YEARS ENEDED DECEMBER 31, 2006 AND 2005

	2006	2005

Revenue	$1,820,382	$524,865

Cost of revenue	2,594,129	807,119

Gross (loss)	(773,747)	(282,254)

Selling, general and administrative expenses	376,934	56,920

Operating (loss)	(1,150,681)	(339,174)

Other income/(expenses):
Gain on sale of asset	947,350	-
Interest income	507	151

Total other income/(expenses)	947,857	151

Net (loss)/income	($202,824)	($339,023)

See notes to the financial statements

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PROMOTIONS LIMITED
COMBINED STATEMENT OF STOCKHOLDERS’ DEFICIT
FOR THE YEARS ENEDED DECEMBER 31, 2006 AND 2005

			Accumulated
			Other
	Common	Accumulated	Comprehensive
	Stock	Deficit	Loss	Total

Balance, January 1, 2006	$3,914	($599,289)	$34,785	($560,590)

Comprehensive income:
Net loss		(202,824)		(202,824)
Current year changes in currency
translation adjustment			(118,129)	(118,129)
Total comprehensive income				(320,953)

Balance December 31, 2006	3,914	(802,113)	(83,344)	(881,543)

Balance, January 1, 2005	1,928	(260,266)	(12,442)	(270,780)

Issue of common stock	1,986			1,986

Comprehensive income:
Net income		(339,023)		(339,023)
Current year changes in currency
translation adjustment			47,227	47,227
Total comprehensive income				(291,796)

Balance December 31, 2005	$3,914	($599,289)	$34,785	($560,590)

See notes to the financial statements

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PROMOTIONS LIMITED
COMBINED STATEMENT OF CASH FLOWS
FOR THE YEARS ENEDE DECEMBER 31, 2006 AND 2005

	2006	2005
Cash flows from operating activities:
Net income (loss)	($202,824)	($339,023)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities
Depreciation expense	9,215	9,095
Allowance for bad debt	149,322	1,971
(Increase) decrease in:
Accounts receivable	(37,672)	(100,909)
Unbilled receivables	(341,039)
Prepaid expenses		(23,010)
Prepaid taxes	-	434
Increase (decrease) in:
Accounts payable	197,798	(33,687)
Directors loan	64,383	7,278
Taxes payable	38,390	6,444

Net cash provided by (used for) operating activities	(122,427)	(471,407)

Cash flow from investing activities:
Purchase of property and equipment	-	-

Net cash (used for) investing activities	-	-

Cash flows from financing activities:
Issuance of common stock	-	1,986
Proceeds from affiliate loan	251,389	414,139

Net cash provided by financing activities	251,389	416,125

Effect of exchange rate changes on cash	(110,593)	49,979

Net increase (decrease) in cash	18,369	(5,303)

Cash - beginning of year	376	5,679

Cash - end of year	$18,745	$376

See notes to the financial statements

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Mixed Martial Arts Promotions Limited and Mixed Martial Arts Productions Limited(together the Company), is presented to assist in understanding the Company’s financial statements. The financial statements and notes are the representation of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of financial statements.

A.   Description of Business

On 15 August 2006 Mixed Martial Arts Promotions Limited and Mixed Martial Arts Productions Limited became wholly owned subsidiaries of Belgravia Entertainment International Limited (BEI). BEI was controlled by J Faraday throughout the current year and previous period. Mixed Martial Arts Promotions Limited and Mixed Martial Arts Productions Limited operate mainly in the United Kingdom. The company is in the business of promoting regulated fighting events that incorporate mixed martial arts skills under the banner of ‘Cage Rage’.

B.   Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles, in the United States of America.

C.   Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

D.   Financial Instruments and Concentration of Credit Risk

Financial instruments, which potentially subject the Company to a concentration of credit risk, consist of cash and cash equivalents, accounts receivable and payables.

The Company maintains allowances for potential credit losses and such losses have been within management’s expectations.

E.        Fair Values of Financial Instruments

Fair values of cash and cash equivalents, receivables and accounts payable are estimated to approximate carrying values due to the short maturities of these financial instruments.

F.   Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

G.   Revenue Recognition

The Company earns revenue primarily from ticket sales and sponsorships at live events. The Company also earns incidental revenue from merchandise sales. Ticket sales are managed by third parties, ticket agencies and live event venues. Revenue from ticket sales is recognized at the time of the event when the venue provides attendance reporting to the company. Revenue from merchandise sales is recognized at the point of sale. Revenue from sponsorship agreements is recognized in accordance with contract terms, which are generally at the time events occur. Any revenue earned in the current period, but not invoiced is recorded as Unbilled Receivables. It is subsequently reversed in the period in which it is invoiced. Unbilled Receivables amounted to $366,101 and $0 as of December 31, 2006 and 2005, respectively.

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

H.   Costs of Revenue

Costs related to live events are recognized when the event occurs. Event costs incurred prior to an event are prepaid and then expensed at the time of the event. Costs primarily include: TV and internet production, fighter purse, arena, travel and transportation, advertising, officiating and the set design.

I.   Property and Equipment - Net

Property and equipment are recorded at cost. Significant improvements are capitalized. Expenditures for maintenance, repairs and minor renewals are charged to operations as incurred. The straight-line method of depreciation is used for financial reporting purposes and accelerated methods are used for tax reporting purposes as allowed by law.

J.   Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes” (“SFAS 109”). SFAS 109 requires an asset and liability approach for financial accounting and reporting for income taxes. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Valuation allowances are established where management determines that it is more likely than not that some portion or all of a deferred tax asset will not be realized.

2.	CONCENTRATION OF CREDIT RISK

During the period ending December 31, 2006, the Company’s revenues generated in the United Kingdom were 97.9% of total revenues and 2.1% in the European Union.

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 AND 2005

3.	ACCOUNTS RECEIVABLE AND CREDIT POLICIES

Accounts receivable relate principally to amounts due from television networks for pay-per-view presentations and from live event venues for ticket sales. Amounts due for pay-per-view programming are based primarily upon estimated sales of pay-per-view presentations and are adjusted to actual after intermediary pay-per-view distributors have completed their billing cycles. If actual sales differ significantly from the estimated sales, the Company records an adjustment to sales.

The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. This estimate is based upon historical collection experience, the length of time receivables are outstanding and the financial condition of individual customers.

As of December 31, 2006 and 2005, accounts receivable consisted of the following:

	2006	2005

Accounts receivable	$160,877	$123,205
Allowance for doubtful accounts	(160,877)	(2,185)

Total	$-	$121,020

4.	PROPERTY AND EQUIPMENT - NET

Property and equipment consisted of the following:

	Useful
	Life	2006	2005

Equipment and machinery	4 yrs	$39,140	$34,332
Furniture and fixtures	4 yrs	-	-

Subtotal		39,140	34,332
Less: accumulated depreciation		(29,355)	(17,166)

Total		$9,785	$17,166

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 AND 2005

5.	DIRECTORS’ LOAN

The director loans consisted of advances made from one of the directors of the Company. No interest rate or repayment terms have been formalized and as such the loan has been categorized as payable on demand. The loan balance was $174,756 and $110,373 as of December 31, 2006 and 2005, respectively.

6.	INCOME TAXES

Taxes are provided based on the statutory rates used in the countries where the Company operates. There are no current provisions for income taxes due to the loss in the current period.

7.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following as of December 31, 2006 and 2005,

	2006	2005

Accounts payable	$59,163	$32,408
Accrued event costs	171,043	-

Total	$230,206	$32,408

8.	DUE TO PARENT

The Company has been advanced funds from its parent and related party affiliates controlled by J. Faraday, the controlling party to the Company’s parent, Belgravia Entertainment International Limited. No formal terms have been drafted. At December 31, 2006 and 2005, $826,378 and $574,989 was outstanding, respectively. Currently, no repayment demands have been made by the affiliate.

9.	STOCKHOLDERS’ EQUITY

The Company issued 0 and 996 shares of £1 par value common stock during the years ended December 31, 2006 and 2005, respectively. Stated value of the shares was £1 per share.

MIXED MARTIAL ARTS PROMOTIONS LIMITED
MIXED MARTIAL ARTS PRODUCTIONS LIMITED
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 AND 2005

10.	CONTINGENCIES - GOING CONCERN

As reflected in the accompanying financial statements, the Company has incurred accumulated losses totaling $802,113 and $599,289 as of December 31, 2006 and 2005, respectively. This creates an uncertainty about the Company’s ability to continue as a going concern. Management believes, however, that the Company’s parent company and principal creditor will continue to provide financial support to the Company for the foreseeable future, allowing it to meet its working capital requirements and to continue in existence.

11.	CONTINGENT LIABILITIES

On March 22, 2007, Zuffa LLC filed a complaint against the company in which it has alleged causes of action for copyright infringement and unfair competition, and seeks injunctive relief, compensatory damages or statute damages, and litigation expenses. It is believed by the Company’s attorneys that there is a strong case which is likely to succeed, however, the outcome is not certain. The expected legal costs in relation to this suit are $302,850 to $403,800, however, if the case is won, the majority of these costs are expected to be recovered.

12.	SALE OF INTELLECTUAL PROPERTY

On August 15, 2006, the Company sold its brand name “Cage Rage” and “Cage Rage Championships” property rights to its parent company Belgravia Entertainment International Limited (BEI) for an amount totaling $947,350. The sales price was recorded as Gain on Sale of Asset in the Statement of Operations and a portion was used to reduce its’ loan balance with BEI.

13.	COMMITMENTS

The Company entered into a contract with a live events venue. As of December 31, 2006, the contract calls for the Company to promote one future event and pay a venue rental fee of approximately $509,000 (2005:$50,125). The rental fee is payable at the time an event occurs. Currently, the Company expects to promote this event and incur the venue rental fee in 2007.